                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 7, 1996


                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



   British Columbia, Canada                 0-18429              98-0121376
- -------------------------------    ------------------------ -------------------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
                                       incorporation)       Identification No.)





4126 Norland Avenue, Burnaby, British Columbia                   V5G 3S8
- -------------------------------------------------------------------------------
  (Address of principal executive offices)                      (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                   ----------------------------



                                     N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3

ITEM 5.          OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                 Exhibit No.      Description
                 -----------      -----------

                 Exhibit 99 The Loewen Group Inc. Press Release dated August 7, 1996


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 7, 1996

                                   THE LOEWEN GROUP INC.



                                   By:    /s/ PETER S. HYNDMAN
                                          --------------------
                                   Name:  Peter S. Hyndman
                                   Title: Corporate Secretary

                                 EXHIBIT INDEX





                                                                     Sequential
Number                 Exhibit                                       Page Number
- ------                 -------                                       -----------
  99             The Loewen Group Inc.                                    4
                 Press Release dated August 7, 1996